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                                                                  EXHIBIT 23(2)


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of our report dated June 20, 1996 included in Iowa-Illinois Gas and Electric Company Savings Plan's Form 11-K for the year ended December 31, 1995 and to all references to our Firm included in this Post-Effective Amendment.



                                          ARTHUR ANDERSEN LLP



Chicago, Illinois
December 2, 1996